Chase Funds

                         Supplement Dated March 23, 2000
                                 Premier Shares
                       Prospectus Dated September 7, 1999



The following replaces the paragraph on page 57 under the heading "Minimum Investment":

The minimum initial investment is $250,000.

Registered investment advisors and broker dealers offering fee-based programs may aggregate client fund balances to meet this investment minimum provided that individual client fund balances meet an investment minimum of $25,000.

In addition, any registered investment advisers or broker dealers who aggregate client balances in order to meet the investment minimum must maintain an average balance of $250,000 per fund.

The Distributor reserves the right to redeem or convert to investor shares at its prevailing net asset value accounts that do not meet the minimum investment after 1 year.


                                                                      CF5-36-300